Exhibit 10.9

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of January 23, 2019, by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant (as successor by merger with Petro Stopping Centers, L.P.) are parties to that certain Lease Agreement, dated as of May 30, 2007, as amended (as so amended, the “Lease”);

WHEREAS, HPT PSC Properties Trust is selling to Tenant, and Tenant is acquiring from HPT PSC Properties Trust, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant wish to amend the Lease to remove the Sold Properties and to reflect a corresponding reduction in Minimum Rent; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Sold Properties.  The Leased Property shall exclude the Sold Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Sold Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if the Sold Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Sold Properties.

2.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Sixty-One Million Six Hundred Sixteen Thousand Five Hundred Eighty-Eight and 00/100ths Dollars ($61,616,588.00), subject to adjustment as provided in Section 3.1.1(b).

3.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by deleting the legal descriptions of the Sold Properties from Exhibits A-13, A-25, A-28, A-29 and A-34 and replacing them with “Intentionally deleted”.

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT PSC PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Amendment to Lease Agreement]

Reference is made to the Guaranty of Tenant’s obligations under the Lease dated May 30, 2007 given by TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (the “Guarantor”) to Landlord.  Guarantor hereby confirms that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by the foregoing Amendment to Lease Agreement, and said Guarantor hereby reaffirms the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Amendment to Lease Agreement]

SCHEDULE 1

SOLD PROPERTIES

Street Address	City	State	HPT Seller	Exhibit A
114 Jasmin Road	Egan	LA	HPT PSC Properties Trust	A-13
12906 Deshler Road	N. Baltimore	OH	HPT PSC Properties Trust	A-25
20 Martin Luther King Blvd.	Oklahoma City	OK	HPT PSC Properties Trust	A-28
3730 Fern Valley Road	Phoenix	OR	HPT PSC Properties Trust	A-29
5405 Walden Road + approximately 3.3. acres of vacant land as more particularly described in the Lease	Beaumont	TX	HPT PSC Properties Trust	A-34

Schedule 1